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                                                             Exhibit 23.2


                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


    As independent public accounts, we hereby consent to the incorporation by reference in this registration statement of our report dated January 30, 1997 included in Charles E. Smith Residential Realty, Inc.'s Form 10-K for the year ended December 31, 1996 and to all references to our Firm included in this registration statement.

                                               /s/


                                               ARTHUR ANDERSEN LLP


Washington, D.C.
October 31, 1997